UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report:  December 31, 2007

VYTA CORP
(Exact name of registrant as specified in its charter)

Nevada	33-19598-D	84-0992908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

370 17th Street, Suite 3640, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)

(303) 592-1010
Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 27, 2007, Vyta Corp’s (“the Company”) signed a Share Purchase Agreement (“Agreement”) with TagStar Systems, GmbH (“TagStar”) to sell its ownership in its equity investment ExypnoTech, GmbH (“ExypnoTech”) to TagStar.  Prior to the sale, the Company owned 49% of the outstanding equity in ExypnoTech and TagStar owned 51% of the outstanding equity of ExypnoTech.  After the sale, TagStar owns 100% of the outstanding equity of ExypnoTech.

The Company in exchange for its 49% equity interest in ExypnoTech received $250,000 cash.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

Exhibit No.	Description

99.01	Press Release dated December 31, 2007*

Bilingual Share Purchase Agreement to be filed at a later date.
___________________
*Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VYTA CORP

By:	/s/ Paul H. Metzinger
Paul H. Metzinger, President and Chief Executive Officer

Date: December 31, 2007

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